Year End 2014 Investor Briefing April 8, 2015 Exhibit 99.1

Management Participants
Year End 2014 Investor Briefing
Jack Reasor Chief Executive Officer
Bob Kees
Senior Vice President and
Chief Financial Officer
Rick Beam Senior Vice President of Power Supply
Todd Brickhouse Vice President – Treasurer
Lynn Maloney
Vice President – Financial Reporting
and Investor Relations

Note Regarding Forward-Looking and Other Statements
Year End 2014 Investor Briefing

The information contained herein, and presented by representatives of Old Dominion Electric
Cooperative (ODEC or we or our), include, or are based upon, forward-looking statements and assumptions regarding matters that could have an impact on our business, financial condition, and future operations.
These statements and assumptions, based on our expectations and estimates, are not guarantees of future performance, and are subject to risks, uncertainties, and other factors that could cause our actual results to differ materially from those described herein. These risks, uncertainties and other factors include, but are not limited to, general business conditions, federal and state legislative and regulatory actions, and general credit and capital market conditions.
Any forward-looking statement or assumption speaks only as of the date on which the statement or assumption is made, and we undertake no obligation to update any forward-looking statements or assumptions to reflect events or circumstances after this date, even if new information becomes available or other events occur after the date of this presentation.
These presentation materials highlight some of the information contained in our SEC filings and is qualified in its entirety by the detailed information contained in our SEC filings and elsewhere in this presentation. This presentation may not contain all the information that is important to you. You should read this information in conjunction with the detailed information contained elsewhere in our SEC filings.

OVERVIEW

ODEC Overview
Our Business
•
Not-for-profit tax-exempt
power supply cooperative
•
Provide power to 11
distribution cooperatives
(Members) in VA, DE, and
MD who are our owners
•
Own 2,021 MW of primarily
nuclear, coal, and natural
gas generation
•
PJM RTO member
•
FERC regulated
•
SEC registrant
•
Non-RUS borrower
Our Members
•
Purchase ODEC power
under all-requirements,
take-or-pay wholesale
power contracts through
at least 2053
•
Providers of power to
over 560,000 customers
(1.4 million people)
•
VA and MD Members’
distribution rates
regulated by state
commissions
Our 2014 Results
•
Continued growth and
strong financial performance
•
Peak demand = 3,111 MW
•
Energy sales = 13,279 GWh
•
Revenues = $952 million
•
Total assets = $1.6 billion
•
Equity ratio = 31%*
Our Credit Ratings
•
S&P – A (secured and issuer), stable outlook
•
Moody’s – A2 (secured), stable outlook
•
Fitch – A (secured and implied unsecured), stable outlook
*
Equity ratio equals patronage capital divided by the sum of our long-term debt, revolving credit facility, long-term debt due within one year, and patronage capital.
Year End 2014 Investor Briefing

Highlights
Year End 2014 Investor Briefing

Wildcat Point
Generation Facility
•
Constructing an approximate 1,000 MW natural gas-
fueled combined cycle facility in Rock Springs, Maryland
•
Mid-2017 anticipated in-service
FERC Formula
Revision
•
Revised formula to better align cost recovery with PJM
cost allocation methodologies
•
Formula continues to collect all costs and expenses plus
net margin
January 2015 Debt
Issuance
•
Issued $332 million of debt with a weighted interest rate
of approximately 4.5%
First Quarter 2014
Polar Vortex
•
Mid-Atlantic experienced extremely cold weather which
increased ODEC energy sales and costs, and led to …
•
$93 million under-collection of  energy costs in First
Quarter 2014, which prompted  …
•
12% energy rate increase effective April 1
st
•
We over-collected energy costs by $36 million for the
remainder of 2014, thereby reducing the 2014 annual
under-collection of energy costs to $57 million

Rock Springs 336 MW Marsh Run 504 MW Louisa 504 MW Clover 437 MW North Anna 220 MW Natural Gas Nuclear Coal Members’ Service Territories Year End 2014 Investor Briefing Page 7 Wildcat Point 1,000 MW

Wholesale Power Contracts (WPCs)
WPCs, which extend through at least 2053, obligate ODEC to
deliver, and the  Members to purchase, all of the Members’ power requirements with the following exceptions:
•
ODEC’s mainland Virginia Members can purchase hydroelectric
power from the Southeastern Power Administration (SEPA)
Approximately 1.4% of Members’ 2014 energy requirements
•
Members can receive up to the greater of 5% or 5 MW of their power requirements from owned generation or other suppliers, and in limited circumstances, additional amounts if so approved by ODEC’s  Board
During 2014, Members received 8.7 MW under these exceptions
Year End 2014 Investor Briefing

Members
ODEC’s load is diversified across 11 Members, with our largest
Member, Rappahannock Electric Cooperative, accounting for 34%
of our 2014 revenues from sales to Members
Member Revenues
(in millions) (%)
Rappahannock
$311.7 34.3
Shenandoah Valley 172.1 19.0
Delaware 106.8 11.8
Choptank
80.2 8.8
Southside
70.2 7.7
A&N 53.0 5.8
Mecklenburg 43.8 4.8
Prince George 23.5 2.6
Northern Neck
21.3 2.4
Community
15.3 1.7
BARC 10.1 1.1
$908.0 100.0%
Year End 2014 Investor Briefing

Members
Members continue to experience growth – from 2009 through 2014, compound annual growth rates
*
were:
•
0.4% in total number of customers
No individual retail customer constituted more than 3.5% of ODEC’s
2014 total revenues from sales to Members
*
Excludes 2010 Potomac Edison acquisition and West Virginia disposition; growth including these events equals 4.8% and 8.0% in total number of customers and total energy sales volume, respectively.
Year End 2014 Investor Briefing

2014 Percentage of MWh Sales 2014 Percentage of Customers
•
2.0% in total energy sales volume

RATES AND POWER SUPPLY

Rate Regulation
Entity Regulator
Changes that Require
Approval
Changes that Do Not Require
Approval
Virginia Members VSCC Members’ distribution rates ODEC’s energy and demand rates
Maryland Member MPSC Member’s distribution rates ODEC’s energy and demand rates
Delaware Member None N/A ODEC’s energy and demand rates
ODEC FERC Formula rate components ODEC’s energy and demand rates
ODEC’s cost-based FERC formula rate allows us to collect
revenues to meet all costs, expenses, and financial obligations plus additional board-approved equity contributions, and to
change rates in accordance with the formula without seeking
FERC approval
•
Exceptions are decommissioning costs (currently $0), changes to depreciation rates, and changes to account classifications or the addition of accounts to the formula
Year End 2014 Investor Briefing

FERC Formula Rate
September 30, 2013 – ODEC filed revised rate schedule at FERC to more closely align our cost recovery from our Members with methodologies used by PJM to allocate costs
•
Major revision – demand rate, previously one rate, became three rates
•
Formula continues to collect all costs and expenses plus net margin
December 2, 2013 – FERC accepted revised rate schedule, subject to refund, and established hearing and settlement procedures in response to intervention by Bear Island Paper WB LLC
•
January 1, 2014 – Revised rate schedule became effective
•
December 2014 – FERC hearing was held
•
April 13, 2015 – Initial Decision due to be issued by Administrative Law Judge
•
Order on Initial Decision to be issued by FERC
Year End 2014 Investor Briefing

2014 Resource Mix
Year End 2014 Investor Briefing

Energy Resources Capacity Resources
2014 Energy Sales = 13,279,417 MWh
*
We sell renewable energy credits related to these purchases to our Members and non-members.
2014 Peak Demand = 3,111 MW (January)

Owned Generation Statistics – December 31, 2014
Facilities
1
Clover North Anna CTs
2
Primary Fuel Type coal nuclear natural gas
Operator VA Power VA Power ODEC/EP
2
Net Utility Plant in Service (w/o CWIP)
$326 million $161 million
3
$370 million
Net Capacity Entitlement
437 MW 220 MW 1,344 MW
Net Capital Investment $746/KW $732/KW $275/KW
Average Operational Availability 87.7% 93.9% 96.8%
Average Capacity Factor
74.7% 95.9% -
1 ODEC also owns 10 diesel units (20 MW), primarily to enhance system reliability.
2 ODEC owns three combustion turbine facilities.  We operate our two facilities in Virginia; Essential Power Operating Co., LLC (EP) operates our Rock Springs, Maryland units.
3 Excludes decommissioning and nuclear fuel.
Year End 2014 Investor Briefing

Wildcat Point Generation Facility
Year End 2014 Investor Briefing

Size
– Approximately 1,000 MW
Type
– Natural gas-fueled combined cycle
(2X1)
Composition:
•
2 Mitsubishi combustion turbines
•
2 Alstom heat recovery steam generators
•
1 Alstom steam turbine generator
Location
– Existing Rock Springs
Generation Facility, Cecil County, Maryland
•
Rock Springs is owned 50/50 with Essential
Power, LLC
•
Wildcat Point will be owned 100% by ODEC
Costs
– Approximately $790.5 million
(including capitalized interest)
Photo simulation of proposed plant at existing Rock Springs CT site
Groundbreaking
Ceremony
Commercial
Operation
Spring 2013
Announce plans to
construct Wildcat Point
Commence permitting
Fall 2013
Contract for major
equipment
April 2014
Obtain CPCN from
MD PSC
Select EPC contractor and begin
capitalizing all construction-related costs
Mid-2017
Commence permanent construction
and begin capitalizing interest
June 2014
October 2014 January 2015

Wildcat Point Groundbreaking – October 14, 2014
Year End 2014 Investor Briefing

(L-R) Mike Wheatley, President/CEO of Choptank and
ODEC board member; Kent Farmer, President/CEO of
Rappahannock and Secretary/Treasurer of ODEC board;
Bill Andrew, President/CEO of Delaware and Vice
Chairman of ODEC board; Myron Rummel,
President/CEO of Shenandoah and Chairman of ODEC
board; Jack Reasor, Dominick Murray, Secretary of
Business and Economic Development for the State of
Maryland, David Rudolph, Maryland State Delegate
representing Cecil County; and Rick Beam, ODEC Senior
Vice President of Power Supply, symbolically break
ground signifying the start of construction of Wildcat Point
Jack Reasor, ODEC CEO, addresse
s the audience
Guests enjoy refreshments on the lawn in
front of the Rock Springs CT units

Wildcat Point Generation Facility
Year End 2014 Investor Briefing

Major Milestones
to Date
•
April 8, 2014 – Received Final Order granting approval of
Certificate of Public Convenience and Necessity (CPCN)
from the Maryland Public Service Commission (MPSC)
•
June 2, 2014 – Selected White Oak Power Constructors as
the engineering, procurement and construction (EPC)
contractor
•
October 14, 2014 – Groundbreaking ceremony
•
January 2015 – Permanent construction began
•
January 15, 2015 – Issued $332 million of first mortgage
bonds to fund a portion of project costs
Costs to Date
•
For 2013, capitalized progress payments for major equipment
and emission reduction credits totaling $6 million
•
In June 2014,  began capitalizing all construction-related
costs
•
Capitalized Costs (CWIP) through 2014 = $116 million
•
In January 2015, began capitalizing interest

Capital Expenditures (including nuclear fuel and capitalized interest)
Wildcat Point ----- 6.0 80.8 455.8 162.1 85.8
Existing Assets 32.4 26.1 55.1 52.5 31.9 44.8
Total 32.4 32.1 135.9 508.3 194.0 130.6
Year End 2014 Investor Briefing

* For 2014, includes an adjustment for accounts payable of $29.0 million for Wildcat Point, and $4.3 million for Existing Assets.
These
adjustments are reflected as projected capital expenditures in 2015.

FINANCE

Sales and Revenues
Revenues from Non-members $ 15.9 $ 31.9 $ 43.5
Demand Revenues from Members $ 299.3 $ 305.3 $ 321.7
Energy Revenues from Members $ 527.5 $ 504.9 $ 586.3
MWh Sales to Members (right axis) 12.1 12.4 12.7
Year End 2014 Investor Briefing

Factors Affecting Results:
2012
•
Decrease in energy rate
•
Decrease in demand costs
2013
•
Net decrease in energy rate
•
Wildcat Point preconstruction
costs
2014
•
1
st
Quarter weather led to:
•
Increase in transmission, and
operations and maintenance
expense
Increase in sales, fuel and
purchased power expense
12% energy rate increase

Income Statement Analysis
2014     % change
2013     % change
2012
Energy Sales to Members 12,699,956 MWh
2.8%
12,356,005 MWh
2.1%
12,096,230 MWh
Energy Sales to Non-members 579,461 MWh
(7.6%)
626,856 MWh
23.3%
508,443 MWh
Total Energy Sales 13,279,417 MWh
2.3%
12,982,861 MWh
3.0%
12,604,673 MWh
Revenues from Sales to Members $908.0 million
12.1%
$810.1 million
(2.0%)
$826.8 million
Total Operating Revenues $951.6 million
13.0%
$842.1 million
(0.1%)
$842.7 million
Total Operating Expenses $901.1 million
14.1%
$789.5 million
0.8%
$783.5 million
Net Margin attributable to ODEC $9.1 million
(4.9%)
$9.6 million
(3.7%)
$9.9 million
Margin Stabilization Refund - $9.8 million $15.0 million
Average Total Cost to Members $71.50/MWh
(9.0%)
$65.57/MWh
(4.1%)
$68.35/MWh
Margins for Interest (MFI) Ratio *
1.21 1.21 1.21
*
Per the Indenture we must establish and collect rates which are reasonably expected to yield an MFI ratio of at least 1.10. MFI ratio is calculated by dividing margins for interest by interest charges, as those terms are defined in the Indenture. For further description of these terms and calculation, see ITEM 6. SELECTED FINANCIAL DATA in ODEC’s 2014 Annual Report on Form 10-K.
Year End 2014 Investor Briefing

Balance Sheet Analysis
2014        % change
2013        % change
2012
Net Electric Plant $1,097.7 million
13.7%
$965.4 million
(2.6%)
$991.3 million
Total Investments 252.0 million
(1.5%)
256.0 million
(2.7%)
263.0 million
Other Assets 289.0 million
(6.5%)
309.2 million
6.9%
289.2 million
Total Assets $1,638.7 million
7.1%
$1,530.6 million
(0.8%)
$1,543.5 million
Patronage Capital $379.1 million
2.5%
$370.0 million
2.7%
$360.4 million
Non-controlling Interest 5.7 million
-
5.7 million
(57.1%)
13.3 million
Long-term Debt 721.0 million
(3.8%)
749.3 million
1.6%
737.8 million
Revolving Credit Facility
1
86.0 million
-
-
-
-
Long-term Debt due w/in One Year 28.3 million
-
28.3 million
-
28.3 million
Total Capitalization and
Short-term Debt $1,220.1 million
5.8%
$1,153.3 million
1.2%
$1,139.8 million
Equity Ratio
2
31.2% 32.2% 32.0%
Deferred Energy Over/(Under)-
Collection
($19.9 million)
-
$37.2 million
-
$56.0 million
1
$500 million revolving credit facility. Commitments under this syndicated credit agreement extend until March 5, 2019.
Year End 2014 Investor Briefing

2 Equity ratio equals patronage capital divided by the sum of our long-term debt, revolving credit facility, long-term debt due within one year, and patronage capital.

Recent Debt Issuance
Year End 2014 Investor Briefing

January 15, 2015 – ODEC issued $332 million of first mortgage bonds in a private placement transaction consisting of:
Estimated impact on ODEC’s equity ratio
•
Equity ratio at December 31, 2014 was 31%
•
Assuming $332 million had been issued on December 31, 2014:
Long-term debt would have been $1,053 million,
Revolving credit facility would have been $0, and
Equity ratio would have been 26%
Amount Due Rate
2015 Series A $260 million Dec 1, 2044 4.46%
2015 Series B $72 million Dec 1, 2053 4.56%
$332 million

Summary
Year End 2014 Investor Briefing

•
Economically stable, highly residential service territory
•
Long-term all-requirements wholesale power contracts
•
Favorable regulatory environment
•
Diversified portfolio of power supply resources
•
Wildcat Point to reduce reliance on purchased power
•
Consistently strong financial performance
•
SEC registrant and Sarbanes-Oxley compliant
•
Proven ability to secure liquidity and access capital
•
“A” (stable outlook) and “A2” (stable outlook) credit ratings

Additional Information
Year End 2014 Investor Briefing
Name Title E-mail Address Phone Number
Bob Kees SVP and Chief Financial Officer bkees@odec.com 804-968-4034
Todd Brickhouse VP – Treasurer tbrickhouse@odec.com 804-968-4012
Lynn Maloney
VP – Financial Reporting and
Investor Relations
lmaloney@odec.com 804-968-4065

A link to this presentation will be posted on ODEC’s website
www.odec.com
ODEC’s SEC filings, including Forms 10-K, 10-Q and 8-K, are also available on our website
For additional information please refer to the contacts below